SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|  Preliminary Proxy Statement    |_|  Confidential, for use of the Commission
|X| Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12


                              BIG CITY BAGELS, INC.
_______________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)
_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X|  No fee required.

  |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

       ________________________________________________________________________

  (2)  Aggregate number of securities to which transaction applies:

       ________________________________________________________________________
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

       ________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:

       ________________________________________________________________________

  (5) Total fee paid:

       ________________________________________________________________________

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:
      ________________________________________________________________________

  (2) Form, Schedule or Registration Statement No.:
       ________________________________________________________________________

  (3) Filing Party:
       ________________________________________________________________________

  (4) Date Filed:
       ________________________________________________________________________

--------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                              BIG CITY BAGELS, INC.

                                99 Woodbury Road
                           Hicksville, New York 11801

                              ----------------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                              ----------------------

                                  June 19, 1998
                              ----------------------

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Big City Bagels, Inc. ("Company") will be held at the offices of Graubard Mollen & Miller at 600 Third Avenue, New York, New York 10016, on Friday, June 19, 1998, at 11:00 a.m., for the following purposes, all as more fully described in the attached Proxy Statement:

     1. To elect four directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

     2.   To approve the Company's 1998 Performance Equity Plan;

     3. To authorize an amendment to the Company's Certificate of Incorporation to implement a reverse stock split of the Company's Common Stock of between one-for-two up to one-for-five, at any time within one year after shareholder approval of this proposal is obtained at the Annual Meeting, with the timing and exact ratio to be determined in the sole discretion of the Board of Directors;

     4. To authorize the issuance, in the discretion of the Board of Directors, at any time or from time to time within one year after shareholder approval of this proposal is obtained at the Annual Meeting, of up to 5,000,000 shares of Common Stock on a pre-split basis at a purchase price reflecting a discount of up to 50% of the fair market value of the Common Stock on the date of issuance, with the timing and exact terms of the issuance to be determined in the sole discretion of the Board of Directors; and

     5. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

                  The Board of Directors has fixed the close of business on May 8, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                  You are earnestly requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                        By Order of the Board of Directors


                                        Mark Weinreb, Secretary
Hicksville, New York
May 19, 1998

                              BIG CITY BAGELS, INC.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 1998

                                ----------------

         This Proxy Statement and the accompanying form of proxy is furnished to shareholders of Big City Bagels, Inc. ("Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use in voting at the Annual Meeting of Shareholders to be held at the offices of Graubard Mollen & Miller, 600 Third Avenue, New York, New York 10016, on Friday, June 19, 1998, at 11:00 a.m., and at any and all adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy. Unless otherwise specified in the form of proxy, shares represented by proxies will be voted "FOR" the election of the nominees below under Proposal I, "FOR" the approval of the Company's 1998 Performance Equity Plan ("1998 Plan") as described below under Proposal II, "FOR" the approval of the amendment to the Company's Certificate of Incorporation to implement a reverse stock split of Common Stock, as described below under Proposal III ("Reverse Split"), "FOR" the approval of the issuance of up to 5,000,000 shares of Common Stock on a pre-split basis at a purchase price reflecting a discount of up to 50% of the fair market value of the Common Stock on the date of issuance, as described below under Proposal IV ("Stock Issuance"), and, in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment.

         The Company's executive offices are located at 99 Woodbury Road, Hicksville, New York 11801. On or about May 19 1998, this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report on Form 10-KSB of the Company for the year ended December 31, 1997, as amended, are to be mailed to each shareholder of record at the close of business on May 8, 1998.


                                VOTING SECURITIES

         The Board of Directors has fixed the close of business on May 8, 1998, as the record date for the determination of shareholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of May 8, 1998, the Company had issued and outstanding 6,744,768 shares of Common Stock, the Company's only class of voting securities outstanding. Each shareholder of the Company will be entitled to one vote for each share of Common Stock registered in his or her name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" ("broker non-votes") will be treated as shares present for purposes of determining the presence of a quorum on all matters unless authority to vote is completely withheld on the proxy. The election of directors requires a plurality of votes cast at the Annual Meeting with respect to the election of directors. "Plurality" means that the four nominees who receive the largest number of votes cast "FOR" will be elected as directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. The proposal to amend the Company's Certificate of Incorporation to implement the Reverse Split requires the affirmative vote of a majority of all of the outstanding shares of Common Stock. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal. All other matters to be voted on, including the adoption of the 1998 Plan and the Stock Issuance, will be decided by the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon. On any such matter, abstentions and broker non-votes will not be counted in determining the number of votes required for a majority and will therefore have no effect on the outcome.

         The following table sets forth certain information as of May 8, 1998, with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and nominee,
(iii) each executive officer whose compensation exceeded $100,000 in the year ended December 31, 1997, and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act") based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission ("Commission") . Except as indicated below, the shareholders listed possess sole voting and investment power with respect to their shares.


                                           Amount and Nature of      Percent
Name and Address of Beneficial Owner(1)    Beneficial Ownership     of Class
---------------------------------------    --------------------     --------
Management Group (2)...................      2,935,456                43.0%
Mark Weinreb...........................        879,538(3)(4)          13.0%
Jerry Rosner...........................        810,154(3)(4)          12.0%
Stanley Weinreb........................        625,851(3)(4)           9.3%
Stanley Raphael........................        619,913(3)(4)(5)        9.2%
All executive officers and directors
  as a group (five persons)............      2,967,897(6)             43.4%

---------------------------------

(1) The address of each of the persons listed, other than Mr. Rosner, is c/o Big City Bagels, Inc. 99 Woodbury Road, Hicksville, New York 11801. Mr. Rosner's address is c/o Big City Bagels, Inc., 3101 West Coast Highway, Suite 311, Newport Beach, California 92663.

(2) The Management Group consists of Messrs. Mark Weinreb, Jerry Rosner, Stanley Weinreb and Stanley Raphael, each of whom is a party to, and has agreed to vote their shares in accordance with, the Founders' Shareholder Agreement described below. Each of the members of this group shares voting power with respect to the shares of Common Stock held by each of the members. The number of shares set forth in the table includes the shares held by each member, including an aggregate of 80,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(3)  Does not include shares held by other members of the Management  Group (see
     Note 2) with respect to which each member shares voting power with the other members of such group.

(4) Includes 20,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(5) Includes 5,938 shares of Common Stock owned by Trade Consultants, Inc. Pension Fund, of which Mr. Raphael is the trustee.

(6) Includes an aggregate of 80,000 shares of Common Stock issuable to the directors of the Company upon exercise of currently exercisable options. Also includes 24,941 shares of Common Stock owned by Howard Fein, part-time Chief Financial Officer of the Company, and 7,500 shares of Common Stock issuable to Mr. Fein upon exercise of currently exercisable options.

Founders' Shareholder Agreement

         Messrs. Mark Weinreb, Jerry Rosner, Stanley Weinreb and Stanley Raphael are parties to the Founders' Shareholder Agreement and the shares of Common Stock beneficially owned by them are subject to the terms of the Founders' Shareholder Agreement. Pursuant to the Founders' Shareholder Agreement, each of these members has agreed to vote his shares for the election of each of the other members of the group as a director of the Company as long as each such other member owns at least 100,000 shares of Common Stock. In addition, the members have granted a right of first refusal to the others with respect to any sales of Common Stock held by them other than pursuant to a registration statement under the Exchange Act or pursuant to Rule 144 promulgated thereunder.

                        PROPOSAL I: ELECTION OF DIRECTORS

         The Board of Directors consists of four members, including Mark Weinreb, Chairman of the Board, Jerry Rosner, Stanley Weinreb and Stanley Raphael. The term of the directors will expire on the date of this year's Annual Meeting. Each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

         Four persons will be elected at the Annual Meeting to serve as directors for a term of one year and until their successors have been duly elected and qualified. The Board of Directors has nominated Mark Weinreb, Jerry Rosner, Stanley Weinreb and Stanley Raphael as the candidates for election. Unless authority is withheld, the proxies solicited by the Board of Directors will be voted FOR the election of these nominees. In case any of the nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information About the Nominees

         Mark Weinreb has been the Chairman of the Board and Chief Executive Officer of the Company since its inception in December 1992 and Secretary of the Company since January 1998. Mr. Weinreb is 45 years old. From 1975 to 1989, Mr. Weinreb was employed by Bio Health Laboratories, Inc. ("Bio Health"), a medical testing laboratory, and from 1985 to 1989, he was an owner and vice president of Bio Health, which was sold in 1989. During his tenure at Bio Health, Mr. Weinreb was responsible for day-to-day operations, including overseeing the technical aspects of the laboratory, negotiating property and equipment leases and handling financing proposals, mergers and acquisitions. From 1989 to 1992, Mr. Weinreb managed his private investments. Mark Weinreb is the son of Stanley Weinreb.

         Jerry Rosner has been President, Chief Operating Officer and a director of the Company since inception and is 38 years old. From 1983 to August 1995, Mr. Rosner was President and co-owner of Bagel Boss East, Inc. ("Bagel Boss"), a company that owned and operated a bagel store in Bay Shore, New York. At Bagel Boss, Mr. Rosner was responsible for all aspects of operations, including production, recipe development, equipment purchases, lease negotiations, labor relations and wholesale operations. Mr. Rosner has over 20 years of experience in the bagel industry.

         Stanley Weinreb has been a director of the Company since inception and served as Vice President of the Company from inception to January 1998. Mr. Weinreb is 70 years old. From 1952 to 1989, he was President and owner of Bio Health, a company which he founded. During his tenure at Bio Health, Mr. Weinreb was the medical director of the laboratory and was responsible for quality control, obtaining state and federal licenses and regulatory compliance. Stanley Weinreb is the father of Mark Weinreb.

         Stanley Raphael has been a director of the Company since inception and served as Secretary of the Company from inception to January 1998. Mr. Raphael is 62 years old. Since 1984, he has served as President and a director of Trade Consultants, Inc., a management consulting company. Prior to 1984, Mr. Raphael was an international trader of oils, chemicals and petrochemicals. He currently is a director of Edge Petroleum Corp.

         The executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

         During the year ended December 31, 1997, the Company's Board of Directors held eight meetings. The Company does not have a standing compensation or nominating committee. The Board of Directors established an audit committee on January 27, 1998, which members consist of Stanley Weinreb and Stanley Raphael. The functions of the audit committee are: (i) to recommend annually to the Board of Directors the appointment of the independent accountants of the Company, (ii) to review with the independent accountants the accounting practices and policies of the Company, (iii) to review with the internal and independent accountants the overall accounting and financial controls of the Company, (iv) to be available to independent accountants during the year for consultation, and (v) to review related party transactions by the Company on an ongoing basis and review potential conflict of interest situations where appropriate.

Executive Compensation

         The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and each of the other most highly paid executive officers whose compensation exceeded $100,000 in the year ended December 31, 1997:

                                                     SUMMARY COMPENSATION TABLE
                                                     ---------------------------
                                                                                         Annual Compensation
                                                                                                                   Other Annual
                                                                                 Salary            Bonus           Compensation
Name and Principal Position                                        Year            ($)              ($)                 ($)
---------------------------------------------------                ----          -------          ------           ------------
Mark Weinreb                                                       1997          185,696            --                  --
Chairman of the Board, Chief Executive Officer and                 1996          149,000            --                  --
Secretary                                                          1995           17,138            --                  --

Jerry Rosner                                                       1997          185,696            --                  --
President and Chief Operating Officer                              1996          149,000            --                  --
                                                                   1995           17,138            --                  --
-------------------------------------------------------------  ------------ ----------------- --------------- --------------------

         The executive officers of the Company named above routinely receive other benefits from the Company, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during the year ended December 31, 1997 did not exceed the lesser of $50,000 or 10% of the compensation set forth above as to any named individual.

         The following table summarizes the number of shares and the terms of stock options granted to the Company's Chief Executive Officer and each of the other most highly paid executive officers whose compensation exceeded $100,000 in the year ended December 31, 1997:

             OPTION/SHARE GRANTS DURING YEAR ENDED DECEMBER 31, 1997
             -------------------------------------------------------
                                                        Individual Grants
                                                                   % of Total
                                                                 Options/Shares                         Market
                                                 Options/          Granted to         Exercise         Price on
Name and Position                                 Shares          Employees in          Price          Date of     Expiration
During Period                                     Granted         Fiscal Year         ($/Share)       Grant ($)      Date
---------------------------------------         ----------        --------------      ---------       ---------    ----------
Mark Weinreb                                     10,000(1)           14.9%              5.375          5.375      3/30/2007
Chairman of the Board, Chief Executive
Officer and Secretary

Jerry Rosner                                     10,000(1)           14.9%              5.375          5.375      3/30/2007
President and Chief Operating Officer
---------------------------------------------- -------------  --------------------  -------------  ----------- ------------------

(1) Represents immediately exercisable options to purchase 10,000 shares of Common Stock granted pursuant to the terms of the Company's 1996 Performance Equity Plan ("1996 Plan"), which provides for stock option grants of 10,000 shares to be made to each director of the Company on March 31st of each year. See "--1996 Performance Equity Plan."

Employment Agreements

         The Company has entered into employment agreements with each of Mark Weinreb, its Chairman of the Board, Chief Executive Officer and Secretary, and Jerry Rosner, its President and Chief Operating Officer, providing for initial terms expiring on December 31, 1998, and base annual salaries of $125,000 until completion of the Company's initial public offering (which was completed in May
1996) and $165,000 thereafter, plus annual 10% increases. These agreements also provide that the Company will continue to pay the base salary to the employee or legal representative in the event of the employee's termination due to disability or death for a six-month period following termination. The agreements contain provisions prohibiting the employee from competing with the Company during the term of employment and for a period of two years thereafter.

1996 Performance Equity Plan

         In March 1996, the Company adopted the 1996 Plan. The 1996 Plan authorizes the granting of awards of up to 350,000 shares of Common Stock to the Company's key employees, officers, directors and consultants. Awards consist of stock options (both nonqualified options and options intended to qualify as "Incentive" stock options under Section 422 of the Internal Revenue Code of 1986, as amended), restricted stock awards, deferred stock awards, stock appreciation rights and other stock-based awards, as described in the 1996 Plan. As of May 8, 1998, 39,941 shares of Common Stock and options to purchase 126,900 shares of Common Stock were outstanding under the 1996 Plan, with 183,159 shares available for future grant.

         On March 31st of each calendar year during the term of the 1996 Plan, assuming there are enough shares then available for grant under the 1996 Plan, each person who is then a director of the Company will be awarded stock options to purchase 10,000 shares of Common Stock at the fair market value thereof (as determined in accordance with the 1996 Plan), all of which options are immediately exercisable as of the date of grant and have a term of ten years. These are the only awards which may be granted to a director of the Company under the 1996 Plan. The 1996 Plan is administered by the Board of Directors which determines the persons (other than directors) to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, including the exercisability thereof, subject to the provisions of the 1996 Plan.

         In connection with qualified stock options, the exercise price of each option may not be less than 100% of the fair market value of the Common Stock on the date of grant (or 110% of the fair market value in the case of a grantee holding more than 10% of the outstanding stock of the Company). The aggregate fair market value of shares for which qualified stock options are exercisable for the first time by such employee during any calendar year may not exceed $100,000. Nonqualified stock options granted under the 1996 Plan are also required to have exercise prices not less than the fair market value of the Common Stock on the date of grant.

         The 1996 Plan also contains certain change in control provisions which could cause options and other awards to become immediately exercisable and restrictions and deferral limitations applicable to other awards to lapse in the event any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d), but excluding certain shareholders of the Company, acquires beneficial ownership of more than 25% of the Company's outstanding shares of Common Stock.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it and representations that no other reports were required, the Company believes that all Section 16(a) reporting requirements were complied with during the year ended December 31, 1997.

Certain Relationships and Related Transactions

         Since the Company's inception, its operations have been partially funded from time to time by loans to the Company made directly by Messrs. Mark Weinreb, Stanley Weinreb and Stanley Raphael, or indirectly through corporations controlled by Messrs. Mark Weinreb and Stanley Weinreb (the "Shareholder Loans"). At December 31, 1995, the principal amount of the Shareholder Loans, which bear interest at 10% per annum, aggregated $462,468, of which an aggregate of $375,000 was paid during the year ended December 31, 1996, and the remaining balance was entirely repaid as of December 31, 1997.

         Pumpernickel Partners, L.P. ("Pumpernickel Partners") was a Delaware limited partnership formed in August 1993 that owned and operated two Big City Bagels franchises in Costa Mesa and Laguna Niguel, California. Messrs. Mark Weinreb, Stanley Weinreb and Stanley Raphael each owned 22.5%, and Jerry Rosner owned 10%, of the general partner, Bagel Partners, Inc. ("Bagel Partners"), which owned a 5% interest in Pumpernickel Partners. The remaining 22.5% interest of Bagel Partners was owned by an individual responsible for the day-to-day operations of the two stores operated by Pumpernickel Partners. Messrs. Mark Weinreb, Stanley Weinreb and Stanley Raphael also owned a 6.9%, 6.9% and 3.45% limited partnership interest in Pumpernickel Partners, respectively. Immediately prior to the closing of the Company's initial public offering, all of the limited partners of Pumpernickel Partners contributed to the Company their limited partnership interests in Pumpernickel Partners, and all of the shareholders of Bagel Partners contributed to the Company all of the capital stock of Bagel Partners in exchange for an aggregate of 181,250 shares of Common Stock of the Company. As a result of their interests in Bagel Partners and Pumpernickel Partners, Messrs. Mark Weinreb, Jerry Rosner, Stanley Weinreb and Stanley Raphael received 13,913, 904, 13,913 and 7,975 shares of Common Stock, respectively.

         In May 1996, Monroe Parker Securities, Inc. ("Monroe Parker") acted as the underwriter in connection with the Company's initial public offering, in which the Company raised approximately $5,175,000 of gross proceeds. In connection with the initial public offering, the Company paid to Monroe Parker 10% commissions and a 3% nonaccountable expense allowance. The Company also agreed to sell to designees of Monroe Parker, for a nominal fee, Unit Purchase Options to purchase up to an aggregate of 112,500 Units, each Unit consisting of one share of Common Stock and one Class A Warrant. The Unit Purchase Options were exercisable at $4.80 per Unit from May 1997 to May 2001 and were exercised in July 1997. As a designee of Monroe Parker, Stephen Drescher, the Director of Corporate Finance of Monroe Parker and a director of the Company from October 1996 to December 1997, received 11,250 Unit Purchase Options. Pursuant to the Underwriting Agreement, the Company also engaged Monroe Parker as its financial consultant until May 1998 for a monthly fee of $1,000. In order to induce the exercise of the Company's Class A and Class B Warrants, during 1997 the Company reduced the exercise price of these warrants to $2.50 per share during a 90-day special exercise period and did not require two Class B Warrants to be exercised in tandem to receive one share of Common Stock. In addition, for each warrant exercised during the special exercise period, a new Class A Warrant was issued to the exercising holder. During a subsequent special exercise period, the Company further reduced the exercise price of the Class B Warrants to $1.00 per share. In November 1997, all 500,000 Class B Warrants, which where then held by Monroe Parker, were exercised at the reduced exercise price, from which the Company received gross proceeds of $500,000.

         In February 1998, the Company appointed Howard J. Fein to serve as part-time Chief Financial Officer (and principal accounting officer) of the Company at a salary of $50,000 for 1998. Mr. Fein is a principal of Fein & Fein, P.C., a private accounting firm which has rendered accounting consulting services to the Company since its inception in 1992. In March 1996, Mr. Fein was granted options to purchase 7,500 shares of Common Stock pursuant to the 1996 Plan, at an exercise price of $4.00 per share, in consideration for rendering consulting services to the Company. During the year ended December 31, 1997, in consideration for accounting consulting services rendered by Fein & Fein and Howard J. Fein, the Company paid Fein & Fein $100,201 in cash and granted an award of Common Stock to Howard J. Fein with a value of $26,500 pursuant to the 1996 Plan (24,941 shares of Common Stock based on the last sale price of the Common Stock on the date of grant).

            PROPOSAL II: APPROVAL OF THE 1998 PERFORMANCE EQUITY PLAN

         On January 27, 1998, the Board of Directors adopted the 1998 Plan, subject to shareholder approval at the Annual Meeting. The Board believes that in order to continue to attract and retain employees and consultants of the highest caliber, provide increased incentive for directors, officers and key employees and to continue to promote the well-being of the Company, it is in the best interests of the Company and its shareholders to provide directors, officers, key employees and consultants of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company.

Summary of the 1998 Plan

         The following summary of the 1998 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the 1998 Plan, a copy of which is annexed to this Proxy Statement as Appendix A.

         Administration

         The 1998 Plan is administered by the Board or, at its discretion, by the Company's Stock Option Committee or such other committee as may be designated by the Board (the "Committee"). All references herein to "Committee" shall mean the Committee or the Board. The Committee has full authority, subject to the provisions of the 1998 Plan, to award (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards (collectively, "Awards"). Subject to the provisions of the 1998 Plan, the Committee determines, among other things, the persons to whom from time to time Awards may be granted ("Holders" or "Participants"), the specific type of Awards to be granted (e.g., Stock Option, Restricted Stock), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards (e.g., the "Deferral Period" in the grant of Deferred Stock and the "Restriction Period" when Restricted Stock is subject to forfeiture), and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Committee of any provisions of, and the determination by the Committee of any questions arising under, the 1998 Plan or any rule or regulation established by the Committee pursuant to the 1998 Plan, shall be final and binding on all persons interested in the 1998 Plan. Awards under the 1998 Plan are evidenced by agreements.

         Stock Subject to the 1998 Plan

         The 1998 Plan authorizes the granting of Awards whose exercise would allow up to an aggregate of 2,000,000 shares of Common Stock on a pre-split basis to be acquired by the Holders of such Awards. In order to prevent the dilution or enlargement of the rights of Holders under the 1998 Plan, the number of shares of Common Stock authorized by the 1998 Plan is subject to adjustment by the Board in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, reverse stock split, merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Company's stock. The shares of Common Stock acquirable pursuant to the Awards will be made available, in whole or in part, from authorized and unissued shares of Common Stock. If any Award granted under the 1998 Plan is forfeited or terminated, the shares of Common Stock that were available pursuant to such Award shall again be available for distribution in connection with Awards subsequently granted under the 1998 Plan.

         Eligibility

         Subject to the provisions of the 1998 Plan, Awards may be granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company and who are deemed to have contributed or to have the potential to contribute to the success of the Company. Incentive Options, as hereinafter defined, may be awarded only to persons who, at the time of grant of such awards, are employees of the Company or its subsidiaries.

         Types of Awards

         Options. The 1998 Plan provides both for "Incentive" stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Options ("Non-qualified Options"), both of which may be granted with any Other Stock-Based Award, as hereinafter defined, under the 1998 Plan. The Committee determines the exercise price per share of Common Stock purchasable under an Incentive or Non-qualified Option (collectively, "Options"). The exercise price of an Incentive Option may not be less than 100% of the fair market value on the last trading day before the date of grant (or, in the case of an Incentive Option granted to a person possessing more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value). The exercise price of a Non-qualified Option may be less than 100% of the fair market value on the last trading day before the date of the grant. An Incentive Option may only be granted within a ten-year period from the date the 1998 Plan is adopted and approved and may only be exercised within ten years of the date of the grant (or within five years in the case of an Incentive Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company). Subject to any limitations or conditions the Committee may impose, Options may be exercised, in whole or in part, at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price, either in cash or in securities of the Company, or in combination thereof.

         Options granted under the 1998 Plan are exercisable only by the Holder during his or her lifetime. The Options granted under the 1998 Plan may not be transferred other than by will or by the laws of descent and distribution.

         Generally, if the Holder is an employee, no Incentive Option, or any portion thereof, granted under the 1998 Plan may be exercised by the Holder unless he or she is employed by the Company or a subsidiary at the time of the exercise and has been so employed continuously from the time the Incentive Option was granted. However, in the event the Holder's employment with the Company is terminated due to disability, the Holder may still exercise his or her Incentive Option for a period of one year (or such other lesser period as the Committee may specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Incentive Option, whichever period is shorter. Similarly, should a Holder die while in the employment of the Company or a Subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent Holder's Incentive Option for a period of one year from death (or such other greater or lesser period as the Committee specifies at the time of grant) or until the expiration of the stated term of the Incentive Option, whichever period is shorter. Further, if the Holder's employment is terminated without cause or due to normal retirement (upon attaining the age of 65), then the portion of any Incentive Option which has vested by the date of such retirement may be exercised for the lesser of three months after retirement or the balance of the Incentive Option's term. The Committee is afforded more flexibility with respect to the terms of Non-qualified Options, since such options are not subject to Code requirements.

         Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") to Participants who have been, or are being granted Options under the 1998 Plan as a means of allowing such Participants to exercise their Options without the need to pay the exercise price in cash. In conjunction with Nonqualified Options, SARs may be granted either at or after the time of the grant of such Non-qualified Options. In conjunction with Incentive Options, SARs may be granted only at the time of the grant of such Incentive Options. An SAR entitles the Holder thereof to surrender to the Company all or a portion of an Option in exchange for a number of shares Common Stock determined by dividing (i) the excess of the market price per share of Common Stock over the exercise price per share (as specified by the related Option) by (ii) the exercise price per share of the Option.

         Restricted Stock. The Committee may award shares of restricted stock ("Restricted Stock") either alone or in addition to other Awards granted under the 1998 Plan. The Committee determines the persons to whom grants of Restricted Stock are made, the number of shares to be awarded, the price (if any) to be paid for the Restricted Stock by the person receiving such stock from the Company, the time or times within which awards of Restricted Stock may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Restricted Stock awards.

         The Committee may condition the award of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

         Restricted Stock awarded under the 1998 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Restriction Period. Except for the foregoing restrictions, the Holder shall, even during the Restriction Period, have all of the rights of a shareholder, including the right to receive all dividends declared on, and the right to vote, such shares.

         In order to enforce the foregoing restrictions, the 1998 Plan requires that all shares of Restricted Stock awarded to the Holder remain in the physical custody of the Company until the restrictions on such shares have terminated.

         Deferred Stock. The Committee may award shares of deferred stock ("Deferred Stock") either alone or in addition to other Awards granted under the 1998 Plan. The Committee determines the eligible persons to whom, and the time or times at which, Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of such Deferred Stock Awards.

         The Committee may condition the award of Deferred Stock upon the attainment of specified performance goals or such other facts or criteria as the Committee may determine.

         Deferred Stock awards granted under the 1998 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Deferral Period. The Holder, as determined by the Committee, may be paid dividends declared currently or deferred and deemed to be reinvested in additional Deferred Stock. The Holder may request to defer the receipt of a Deferred Stock award for an additional specified period.

         If a Holder of Deferred Stock ceases to be an employee of the Company prior to the expiration of the Deferral Period applicable to all or any part of the shares awarded to such Holder, then all shares of stock theretofore awarded to the Holder which are still subject to such Deferral Period shall, upon such termination of employment, vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of the Deferred Stock award.

         Stock Reload Options. The Committee may grant Stock Reload Options in conjunction with any Option granted under the 1998 Plan. In conjunction with Incentive Options, Stock Reload Options may be granted only at the time of the grant of such Incentive Option. In conjunction with Non-qualified Options, Stock Reload Options may be granted either at or after the time of the grant of such Non-qualified Options. A Stock Reload Option permits a Holder who exercises an Option, by delivering already owned stock (i.e., the stock-for-stock method), to receive back from the Company a new Option (at the current market price) for the same number of shares delivered to exercise the Option.

         Other Stock-Based Awards. The Committee may grant Other Stock-Based Awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by Committee to be consistent with the purposes of the 1998 Plan, including purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries. Subject to the terms of the 1998 Plan, the Committee has complete discretion to determine the terms and conditions applicable to Other Stock-Based Awards. Other Stock-Based Awards may be awarded either alone or in tandem with any other awards under the 1998 Plan.

         Shares of stock subject to Other Stock-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, prior to the date the shares are issued.

         Withholding Taxes

         Upon the exercise of any Award granted under the 1998 Plan, the Holder may be required to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of Common Stock. Subject to certain stringent limitations under the 1998 Plan and at the discretion of the Company, the Holder may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon the exercise of the Award having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

         Agreements; Transferability

         Options, Restricted Stock, Deferred Stock, Stock Reload Options, Other Stock-Based Awards and SARs granted under the 1998 Plan will be evidenced by agreements consistent with the 1998 Plan in such form as the Committee may prescribe. Neither the 1998 Plan nor agreements thereunder confer any right to continued employment upon any Holder of an Option, Restricted Stock, Deferred Stock, Stock Reload Options, Other Stock-Based Award or SAR. Further, all agreements will provide that the right to exercise Options, receive Restricted Stock after the expiration of the Restriction Period or Deferred Stock after the expiration of the Deferral Period, receive payment under Other Stock-Based Awards, or exercise an SAR cannot be transferred except by will or the laws of descent and distribution.

         Term and Amendments

         Unless terminated by the Board, the 1998 Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the 1998 Plan are no longer outstanding. The Board may at any time, and from time to time, amend the 1998 Plan, provided that no amendment shall be made which would impair the rights of a Holder under any agreement entered into pursuant to the 1998 Plan without the Holder's consent.

         Change in Control

         The 1998 Plan also contains certain change in control provisions which could cause Stock Options and other Awards to become immediately exercisable and restrictions and deferral limitations applicable to other awards to lapse in the event any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d), but excluding certain shareholders of the Company, acquires beneficial ownership of more than 25% of the Company's outstanding shares of Common Stock.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of participation in the 1998 Plan is only a summary of the general rules applicable to the grant and exercise of Options and other Awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the 1998 Plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

         Incentive Options

         The Participant will recognize no taxable income upon the grant or exercise of an Incentive Option. The Company will not qualify for any deduction in connection with the grant or exercise of Incentive Options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to the Participant, the Participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a Participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Participant.

         If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above, (i) the Participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. In the case of a disposition of shares earlier than two years from the date of the grant or in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

         Non-qualified Options

         With respect to Non-qualified Options (i) upon grant of the Option, the Participant will recognize no income, (ii) upon exercise of the Option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and (iii) the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Participant. On a disposition of the shares, the Participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the Participant held the shares.

         If the shares acquired upon exercise of a Non-qualified Option are subject to a substantial risk of forfeiture, the Participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless such Participant timely files under Code Section 83(b) to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at such time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares.

         Stock Appreciation Rights

         Upon the grant of a SAR, the Participant recognizes no taxable income and the Company receives no deduction. The Participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of Common Stock payable upon such exercise.

         Restricted Stock

         A Participant who receives Restricted Stock will recognize no income on the grant of the Restricted Stock and the Company will not qualify for any deduction. At the time the Restricted Stock is no longer subject to a substantial risk of forfeiture, a Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the restriction lapses over the consideration paid for the Restricted Stock. A Participant's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16
(b) of the Exchange Act. The holding period to determine whether the Participant has long-term or short-term capital gain or loss begins when the Restriction Period expires, and the tax basis for the shares will generally be the fair market value of the shares on such date.

         A Participant may elect, under Section 83(b) of the Code, within 30 days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of the shares of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock. If a Participant makes such election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. Such forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. Such loss will be a capital loss if the shares are capital assets. If a Participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares (determined without regard to the restrictions) on the date of transfer.

         On a disposition of the shares, a Participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

         Whether or not the Participant makes an election under Section 83(b), the Company generally will qualify for a deduction (subject to the reasonableness of compensation limitation) equal to the amount that is taxable as ordinary income to the Participant, in its taxable year in which such income is included in the Participant's gross income. The income recognized by the Participant will be subject to applicable withholding tax requirements.

         Dividends paid on Restricted Stock which is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the Participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the Participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the Participant, but will not be deductible by the Company.

         Deferred Stock

         A Participant who receives an award of Deferred Stock will recognize no income on the grant of such award. However, he or she will recognize ordinary compensation income on the transfer of the Deferred Stock (or the later lapse of a substantial risk of forfeiture to which the Deferred Stock is subject, if the Participant does not make a Section 83(b) election), in accordance with the same rules as discussed above under the caption "Restricted Stock."

         Other Stock-Based Awards

         The federal income tax treatment of Other Stock-Based Awards will depend on the nature of any such award and the restrictions applicable to such award.


    PROPOSAL III: AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF BETWEEN ONE-FOR-TWO UP TO ONE-FOR-FIVE

General

         The Board of Directors has unanimously approved a proposal to amend the Company's Certificate of Incorporation to implement a reverse stock split of the Company's Common Stock of between one-for-two and up to one-for-five, at any time within one year after shareholder approval of this proposal is obtained at the Annual Meeting, with the timing and exact ratio to be determined in the sole discretion of the Board of Directors. This means that as few as two shares or as many as five shares of Common Stock would be combined into one New Share (defined below). The Board of Directors also may choose not to implement the Reverse Split at all in its sole discretion.

         After the filing of an amendment to the Certificate of Incorporation ("Amendment") with the New York Secretary of State, the Reverse Split will be effective ("Effective Date"), and each certificate representing shares of

Common Stock outstanding immediately prior to the Reverse Split ("Old Shares") will be deemed automatically without any action on the part of the shareholders to represent a fraction of the number of shares of Common Stock after the Reverse Split ("New Shares"); provided, however, that no fractional New Shares will be issued as a result of a Reverse Split. In lieu thereof, each shareholder whose Old Shares are not evenly divisible will receive one additional New Share for the fractional New Share that such shareholder would otherwise be entitled to receive as a result of a Reverse Split. After the Reverse Split becomes effective, shareholders will be asked to surrender certificates representing Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing the New Shares will be issued and forwarded to the shareholders; however, each certificate representing Old Shares will continue to be valid and represent New Shares equal to a fraction of the number of Old Shares (plus one additional New Share where such Old Shares are not evenly divisible).

         The number of shares of capital stock authorized by the Certificate of Incorporation will not change as a result of the proposed Reverse Split. The Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that presently characterize the Common Stock will not be altered by the Reverse Split.

Purposes of a Reverse Split

         The Board of Directors believes that the Reverse Split is desirable for several reasons. A Reverse Split should enhance the acceptability of the Common Stock by the financial community and investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Split is expected to increase the market price of the Common Stock. A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to time-consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. A Reverse Split should result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. The expected increased price level also may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's shareholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Effective Date. Finally, the Board of Directors expects a Reverse Split to help the Company satisfy the maintenance requirements established by the Nasdaq Stock Market ("Nasdaq") necessary for continued Nasdaq SmallCap Market listing, which among other things, requires that the Company's Common Stock maintain a bid price of at least $1.00 per share. A range for the Reverse Split is being proposed instead of a specific ratio since the price at which the Common Stock trades may fluctuate between now and the time the Reverse Split is implemented.

         However, there can be no assurance that any or all of these results will occur. If, for example, a one-for-five Reverse Split is implemented, there can be no assurance that the market price per New Share after the Reverse Split will be five times the market price per Old Share before the Reverse Split, or that such price will either exceed or remain in excess of the current market price. Further, there can be no assurance that the market for the Common Stock will improve. Shareholders should note that the Board of Directors cannot predict what effect a Reverse Split will have on the market price of the Common Stock.

         The Board of Directors will determine the exact ratio for the Reverse Split based upon the market price of the Common Stock at the time of implementation. It can be anticipated that management will select a ratio that will result in a new market price that is sufficiently in excess of the $1.00 minimum bid price required by Nasdaq, so that a decrease in the bid price for the Common Stock would not cause the Common Stock to be delisted from the Nasdaq SmallCap Market. On the other hand, if the bid price of the Common Stock is maintained above $1.00 without the Reverse Split, the Board of Directors may determine not to implement the Reverse Split at all.

Effect of a Reverse Split

         A Reverse Split will be effected by means of filing the Amendment with the New York Secretary of State. The Company is authorized to issue 25,000,000 shares of Common Stock. The authorized capital stock will not be changed by reason of the Reverse Split. As of May 8, 1998, there were 6,733,728 Old Shares issued and outstanding. The following table illustrates the principal effect of the proposed Reverse Split and decrease in outstanding shares of Common Stock assuming no additional shares of Common Stock are issued prior to the Effective Date as a result of the exercise of any options or warrants under all possible scenarios:

                       Shares of             Prior to            After
 Reverse Split        Common Stock          Reverse Split      Reverse Split
---------------       ------------          -------------      --------------
One-for-two            Authorized           25,000,000           25,000,000
                       Outstanding           6,744,768            3,372,384(1)

One-for-three          Authorized           25,000,000           25,000,000
                       Outstanding           6,744,768            2,248,256(1)

One-for-four           Authorized           25,000,000           25,000,000
                       Outstanding           6,744,768            1,686,192(1)

One-for-five           Authorized           25,000,000           25,000,000
                       Outstanding           6,744,768            1,348,954(1)

--------------------------------

(1) Does not include New Shares to be issued in lieu of fractional shares.

         The Common Stock currently is registered under Section 12(g) of the Exchange Act and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not effect the registration of the Common Stock under the Exchange Act.

         Effect on Market for Common Stock. On May 8, 1998, the closing sale price of the Common Stock on the Nasdaq SmallCap Market was $.50 per share. By decreasing the number of shares of Common Stock outstanding without altering the aggregate economic interest in the Company represented by such shares, the Board of Directors believes that the trading price will be increased to a price more appropriate for a publicly-traded security.

         Effect on Outstanding Options, Warrants and Preferred Stock. As of December 31, 1997, the Company had outstanding options to purchase 84,500 shares of Common Stock with per-share exercise prices ranging from $2.00 to $8.50. In addition, as of December 31, 1997, the Company had outstanding 2,406,250 Class A Warrants with an exercise price of $2.50 per share and 200,000 other warrants ("Other Warrants") with per-share exercise prices ranging from $1.3125 to $5.00 per share. The Company also has outstanding 265,000 shares of Class A Preferred Stock ("Preferred Stock") that are convertible at a conversion price per share equal to the greater of (i) 75% of the average closing bid price of the Common Stock for the five consecutive trading days immediately prior to the date of conversion or (ii) $0.2585. Upon the effectiveness of a Reverse Split, the 1996 Plan, the 1998 Plan, the Class A Warrants and the Other Warrants provide for a proportional downward adjustment to the number of shares subject to outstanding options and warrants and a corresponding upward adjustment in the per-share exercise prices to reflect the Reverse Split. In addition, under the 1996 Plan and 1998 Plan, the number of shares reserved for issuance under future awards will be proportionally decreased. The number of shares of Preferred Stock and the per-share conversion price will remain the same upon the effectiveness of the Reverse Split.

         Effect on Legal Ability to Pay Dividends. The Reverse Split will have no material impact on the legal ability of the Company to pay dividends.

Exchange of Stock Certificates

         As soon as practicable after the Effective Date of a Reverse Split, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing such Old Shares to Continental Stock Transfer & Trust Company, the Company's exchange agent ("Exchange Agent"). Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with the certificate(s) representing Old Shares, a shareholder will be entitled to receive a certificate representing the number of New Shares into which his Old Shares have been reclassified and changed as a result of the Reverse Split.

         Shareholders should not submit any certificates until requested to do so. No new certificate will be issued to a shareholder until he has surrendered his outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent.

Federal Income Tax Consequences

         The following summary of the federal income tax consequences of a Reverse Split is not, and should not be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Split.
ACCORDINGLY, SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS FOR AN ANALYSIS OF THE EFFECT OF THE TRANSACTION CONTEMPLATED BY THE PROPOSED AMENDMENT ON THEIR RESPECTIVE TAX SITUATIONS.

         The transactions contemplated by the Amendment constitute a "recapitalization" to the Company and its shareholders to the extent that issued shares of Common Stock are exchanged for a reduced number of shares of Common Stock. Therefore, neither the Company nor its shareholders will recognize any gain or loss for federal income tax purposes as a result thereof.

         The shares of Common Stock to be issued to each shareholder will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of Common Stock held by such shareholder immediately prior to the Effective Date. A shareholder's holding period for the shares of Common Stock to be issued will include the holding period for the shares of Common Stock held thereby immediately prior to the Effective Date provided that such shares of Common Stock were held by the shareholder as capital assets on the Effective Date.


 PROPOSAL IV: APPROVAL OF AN ISSUANCE OF UP TO 5,000,000 SHARES OF COMMON STOCK ON A PRE-SPLIT BASIS AT A PURCHASE PRICE REFLECTING A DISCOUNT OF UP TO 50% OF
        THE FAIR MARKET VALUE OF THE COMMON STOCK ON THE DATE OF ISSUANCE

         The Board of Directors has unanimously approved and recommends that the shareholders consider and approve the issuance, in the discretion of the Board of Directors, of up to 5,000,000 shares of Common Stock on a pre-split basis, at any time or from time to time within one year after shareholder approval of this proposal is obtained at the Annual Meeting, at a discount of up to 50% of the fair market value ("Market Value") of the Common Stock on the date of issuance. This issuance can be: (i) a direct issuance of Common Stock, (ii) upon exercise of warrants that may be issued, (iii) upon conversion of convertible preferred stock, (iv) upon conversion of convertible debt, or (v) any combination of the foregoing. The issuance may occur as a result of one or more transactions.

         The Market Value is equal to the average closing bid price of the Common Stock for the five consecutive trading days immediately prior to the date of issuance of Common Stock. If the Common Stock is not listed on the Nasdaq

SmallCap Market, but is traded in the over-the-counter market, the Market Value shall mean the closing bid price for the Common Stock, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated, or similar publisher of such quotations. If the Market Value cannot be determined pursuant to the above, it will be such price as the Board of Directors determines in good faith.

         It is the policy of Nasdaq, which lists the Company's outstanding Common Stock, to require shareholder approval of the issuance by a company, other than in a public offering, of common stock or securities convertible into common stock if such common stock has, or would have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before such issuance and the issuance is at a price less than the market value. The Company's shareholders are being asked to approve this proposal in response to this policy. Approval by a majority of the votes cast by the holders of shares entitled to vote thereon will be required to approve the proposal.

         Although the Board of Directors does not have a specific plan to issue Common Stock at this time, the Board of Directors believes that the Company will need to raise additional capital during 1998 to fund its plans for growth and to support its operations beyond 1998, including for potential acquisitions. No further authorization for the specific issuance or issuances will be required if this proposal is approved by the shareholders and such issuance occurs within one year after shareholder approval of this proposal is obtained at the Annual Meeting. The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters, including the timing of such issuance, will be determined in the sole discretion of the Board of Directors.

         An issuance of Common Stock at a price below the book value per share would have a dilutive effect on the book value of outstanding shares of Common Stock. Such issuances also may have a dilutive effect on earnings per share and the relative voting power of current shareholders. The issuance of a significant number of shares could have the effect of causing a change in control of the Company.


                       DOCUMENTS INCORPORATED BY REFERENCE

The Company's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 1997, filed with the Commission pursuant to Section 13(a) of the Exchange Act and being mailed to shareholders with the Proxy Statement is hereby incorporated by reference into this Proxy Statement and made a part hereof.


                             INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the independent accounting firm of Richard A. Eisner & Company, LLP as the auditors of the Company for the year ending December 31, 1998. A representative of Richard A. Eisner & Company, LLP, the auditors of the Company for the year ended December 31, 1997, is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.


                           1999 SHAREHOLDER PROPOSALS

     In order for shareholder proposals for the 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Hicksville, New York not later than January 19, 1999.

                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telephone using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.


                                  OTHER MATTERS

     The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.



                                          Mark Weinreb, Secretary

Hicksville, New York
May 19, 1998

                                                                     APPENDIX A

                              BIG CITY BAGELS, INC.

                          1998 Performance Equity Plan


Section 1.                 Purpose; Definitions.

     1.1. Purpose. The purpose of the Big City Bagels, Inc. (the "Company") 1998 Performance Equity Plan (the "Plan") is to enable the Company to offer to its directors, officers, key employees and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

     1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:


          (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

          (b)"Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

          (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

          (e)"Common Stock" means the Common Stock of the Company, par value $.001 per share.

          (f) "Company" means Big City Bagels, Inc., a corporation organized under the laws of the State of New York.

          (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9, below, at the end of a specified deferral period.

          (h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

          (i) "Effective Date" means the date set forth in Section 13.1, below.

          (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be;
     (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

          (k) "Holder" means a person who has received an award under the Plan.

          (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

          (o) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

          (p) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

          (q) "Plan" means the Big City Bagels, Inc. 1998 Performance Equity Plan, as hereinafter amended from time to time.

          (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 8, below, that is subject to restrictions under said
     Section 8.

          (s) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

          (t) "Stock" means the Common Stock of the Company, par value $.001 per share.

          (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

          (v) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

          (w) "Stock Reload Option" means any option granted under Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

          (x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.


Section 2.  Administration.

     2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.

     2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

          (a) to select the directors, officers, key employees and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

          (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

          (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

          (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

          (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

          (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

          (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

     2.3 Interpretation of Plan.

          (a) Committee Authority. Subject to Section 12, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

          (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
     Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.


Section 3.  Stock Subject to Plan.

     3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 2,000,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

     3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

Section 4. Eligibility.

         4.1 General. Awards may be made or granted to directors, officers, key employees and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

         4.2 [Omitted]


Section 5.  [Omitted]


Section 6.  Stock Options.

     6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value of the Stock.

          (b) Option Term. Subject to the limitations in Section 6.1, above, the term of each Stock Option shall be fixed by the Committee.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

          (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of
     Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

          (e) Transferability. No Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

          (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Other Termination. Subject to the provisions of Section 14.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

          (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

          (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

          (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

     6.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.


Section 7.  Stock Appreciation Rights.

     7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

     7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

          (a) Exercisability. Stock Appreciation Rights shall be exercisable as determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

          (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

          (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.

          (d) Shares Affected Under Plan. The granting of a Stock Appreciation Rights shall not affect the number of shares of Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.


Section 8. Restricted Stock.

     8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

          (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

          (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired;
     (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

          (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 11, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.


Section 9. Deferred Stock.

     9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

     9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

          (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

          (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a shareholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

          (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

          (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section 10.  Other Stock-Based Awards.

     10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

     10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

     10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and to Section 11, below.


Section 11. Accelerated Vesting and Exercisability.

         If (i) any person or entity other than the Company and/or any shareholders of the Company as of the Effective Date acquire securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and (ii) the Board of Directors of the Company does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and awards.


Section 12. Amendment and Termination.

         The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

Section 13.  Term of Plan.

     13.1  Effective  Date.  The Plan shall be  effective as of January 27, 1998
("Effective   Date"),   subject  to  adoption  of  the  Plan  by  the  Company's
shareholders within one year of the Effective Date.

     13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten-year period following the Effective Date.


Section 14. General Provisions.

     14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within ten days after the Agreement has been delivered to the Holder for his or her execution.

     14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

     14.3 Employees.

          (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within one year after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

          (b) Termination for Cause. The Committee may, in the event a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

          (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

     14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

     14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

     14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     14.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

     14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

     14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said
Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provision of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

     14.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                          BIG CITY BAGELS, INC. - PROXY
                       Solicited By The Board Of Directors
                 for Annual Meeting To Be Held on June 19, 1998

 P The undersigned shareholder(s) of BIG CITY BAGELS, INC., a New York corporation ("Company"), hereby appoints Mark Weinreb and Jerry Rosner, or any of them, with full power of substitution and to act without the others, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 19, 1998 and at all
 R adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals:

 O   1.   Election of the following Directors:

 X   FOR all nominees listed below except   WITHHOLD AUTHORITY to vote
     as marked to the contrary below  |_|   for all nominees listed below   |_|

 Y   Mark Weinreb      Jerry Rosner       Stanley Weinreb       Stanley Raphael

     INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

                    -----------------------------------------------------

     2.   Approval of the Company's 1998 Performance Equity Plan:

     FOR  |_|                    AGAINST  |_|                     ABSTAIN  |_|

     3.   Authorization  of  an  amendment  to  the  Company's   Certificate  of
          Incorporation to implement a reverse stock split of the Company's Common Stock of between one-for-two up to one-for- five, at any time within one year after shareholder approval of this proposal is obtained at the Annual Meeting, with the timing and exact ratio to be determined in the sole discretion of the Board of Directors:

     FOR  |_|                    AGAINST  |_|                     ABSTAIN  |_|

     4. Authorization of the issuance, in the discretion of the Board of Directors, at any time or from time to time within one year after shareholder approval of this proposal is obtained at the Annual Meeting of up to 5,000,000 shares of Common Stock on a pre-split basis at a purchase price reflecting a discount of up to 50% of the fair market value of the Common Stock on the date of issuance:

     FOR  |_|                    AGAINST  |_|                     ABSTAIN  |_|

     5. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

                                    Dated ____________________________, 1998


                                    --------------------------------------
                                                Signature

                                    --------------------------------------
                                            Signature if held jointly

                    Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.